UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K/A
(Amendment No. 1)
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 8, 2024
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KOPPERS HOLDINGS INC.
(Exact name of registrant as specified in its charter)
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Pennsylvania	1-32737	20-1878963
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

436 Seventh Avenue
Pittsburgh, Pennsylvania		15219
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (412) 227-2001
Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions: (see General Instruction A.2. below)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	KOP	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note
This amended Current Report on Form 8-K (this “Amendment”) is being filed by Koppers Holdings Inc. (the “Company”) for the purpose of amending Item 2.05 of that certain Current Report on Form 8-K originally filed by the Company on November 8, 2024 (the “Original Form 8-K”) in connection with its workforce reduction program in the U.S. As noted in the Original Form 8-K, all of the specific cost reduction actions related to the workforce reduction program were not fully defined and the Company was unable at the time to make a good faith determination of the cost estimates, or ranges of cost estimates, associated with actions to be implemented in connection with the workforce reduction program. This Amendment is being filed to provide updates on the Company's additional cost estimates or ranges of cost estimates. Except as described below, all other information in the Original Form 8-K remains unchanged.
Item 2.05 Costs Associated with Exit or Disposal Activities.
The Company estimates pre-tax restructuring charges, employee severance charges and related benefit costs for actions associated with the workforce reduction program to be in the range of $4 million to $5 million, which the Company anticipates will result in future cash expenditures of approximately $1 million.
In accordance with paragraph (d) of Item 2.05, the Company will timely file additional amendment(s) to this Current Report on Form 8-K should any of the information previously disclosed need to be updated.
Safe Harbor Statement
Certain statements in this Current Report on Form 8-K are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and may include, but are not limited to, statements about the Company's cost reduction efforts, including the Company's workforce reduction program, and the resulting restructuring charges, employee severance charges and related benefit costs. All forward-looking statements involve risks and uncertainties. Actual results, performance or achievements may differ materially from anticipated results, performance or achievements. Factors that might affect such forward-looking statements include, among other things, the risk that timing for completion of these actions may be delayed, or the risk that restructuring, employee severance or related benefit expenses may be more or less than anticipated, as well as those discussed more fully elsewhere in this report and in documents filed with the Securities and Exchange Commission by the Company, particularly our latest annual report on Form 10-K and any subsequent filings by the Company with the Securities and Exchange Commission. Any forward-looking statements in this report speak only as of the date of this report, and we undertake no obligation to update any forward-looking statement to reflect events or circumstances after that date or to reflect the occurrence of unanticipated events.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: December 3, 2025

KOPPERS HOLDINGS INC.

By:	/s/ Jimmi Sue Smith
Jimmi Sue Smith
Chief Financial Officer and Treasurer